SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 12, 2005


                                BEXIL CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                     005-51849             13-3907058
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation) Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code: 1-212-785-0400


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 9.01. Financial Statements and Exihibits.

          (c)  Exhibits.


               Exhibit No.   Description of Exhibit
               ==========    =================================================
                    99.1     Press Release announcing its financial results for
                             the first quarter ended March 31, 2005.

Item 2.02. Results of Operations and Financial Conditions.

     On July 12, 2005, Bexil Corporation (the "Company") issued a press release announcing financial results for the first quarter ended March 31, 2005. A copy of the July 12, 2005 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 5 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BEXIL CORPORATION


Date:     July 12, 2005                         /s/ Thomas B. Winmill
                                                ---------------------
                                                    Thomas B. Winmill
                                                    President


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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                                  Exhibit Description
--------------                                  -------------------

     99.1                               Press Release announcing its financial
                                         results for the first quarter ended
                                                  March 31, 2005.


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Exhibit 99.1

Bexil Corporation Announces Financial Results for the First Quarter Ended March 31, 2005


NEW YORK - Bexil Corporation (AMEX: BXL) today announced its financial results for the first quarter ended March 31, 2005.

                                                                   Three Months
                                                            Ended March 31, (Unaudited)
                                                           ---------------------------
                                                             2005              2004 *
                                                             ----              ------
Revenues:
  Consulting fees                                          $ 37,500           $ 25,000
  Other                                                      25,721             40,441
                                                         ----------           --------
                                                             63,221             65,441
                                                         ----------           --------

Expenses:
  General and Administrative                                155,508            203,493
  Communications                                              3,403              4,785
  Professional fees                                          16,500             18,798
                                                         ----------           --------
                                                            175,411            227,076
                                                         ----------           --------
Loss before income taxes and equity in earnings of
   York Insurance Services Group, Inc.                     (112,190)          (161,635)
Income tax expense (benefit)                                 11,743            (17,244)
Equity in earnings of York Insurance Services
  Group, Inc.                                               594,420            519,511
                                                         ----------           --------

  Net income                                              $ 470,487          $ 375,120
                                                         ==========         ==========

Per share net income:
  Basic                                                      $ 0.53             $ 0.43
  Diluted                                                    $ 0.53             $ 0.43

Average shares outstanding:
  Basic                                                     879,591            879,571
  Diluted                                                   879,591            880,928

* Note:
The presentation of equity in earnings of York for the three months ended March 31, 2004 of $519,511 was restated to correct the presentation to conform to SEC Regulation S-X, Rule 5-03(b)(13). The restatement presents the equity in earnings of York after income tax expense (benefit) instead of as a component of revenues as originally reported. The correction had no effect on net income or earnings per share.

Bexil Corporation is a holding company. Our primary holding is a 50% interest in privately held York Insurance Services Group, Inc. ("York"). We account for our interest in York using the equity method, therefore York's financial results are not consolidated with our own.

For the three months ended March 31, 2005 compared to three months ended March 31, 2004, total revenue of $63,221 decreased $2,220 or 3.4% from $65,441, due to a decrease in other revenue of $14,720 which was partially offset by an increase in consulting fees

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of $12,500. Equity in earnings of York of $594,420 increased $74,909 or 14.4%
due to York's increased earnings.

Total expenses of $175,411 decreased $51,665 or 22.8% compared to the same period in 2004. General and administrative expense decreased $47,985 or 23.6% primarily due to lower employment costs. The remaining expenses of communications expense and professional fees decreased $3,680.

Net income for the three months ended March 31, 2005 was $470,487 or $0.53 per share on a diluted basis as compared to net income of $375,120 or $0.43 per share on a diluted basis for the three months ended March 31, 2004.

York is one of the leading privately owned insurance services business process sourcing companies in the United States. Since the 1930's, York through predecessor companies, has served as both an independent adjustment company and third party administrator providing claims data and risk related services to insurance companies, self insureds, and intermediaries throughout the United States. More recently York has established business units in the program management, licensed private investigation, recovery, environmental consulting, retail logistics and large/complex loss adjusting markets.

York's summarized and unaudited condensed financial information for the three months ended March 31, 2005 and 2004 was as follows:

                                      York Insurance Services Group, Inc.
                             ---------------------------------------------------
                              Three Months Ended             Three Months Ended
                                March 31, 2005                 March 31, 2004
                             -------------------            --------------------

Sales                          $ 16,839,102                    $ 14,617,026
Expenses                       $ 14,706,958                    $ 12,803,075
Net income                     $  1,188,840                    $  1,039,022

Working capital                $ 15,230,081                    $  9,715,543
Total assets                   $ 32,400,946                    $ 23,893,948
Total liabilities              $ 12,365,134                    $ 10,049,054
Shareholder's equity           $ 20,035,812                    $ 13,844,894

More information about Bexil may be found at its web site http://www.bexil.com.

This press release may contain "forward looking information" and "forward looking statements" and similar expressions that reflect Bexil's current expectations about its future performance, and are subject to risks, uncertainties and other factors that could cause Bexil's actual performance to differ materially from those expressed in, or implied by, the forward looking information and these forward looking statements.

Contact: Thomas O'Malley
         Chief Financial Officer
         1-212-785-0400, ext. 267
         tomalley@bexil.com

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